UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 4, 2020 (November 1, 2020)

SAExploration Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35471	27-4867100
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13645 N. Promenade Blvd. Stafford, Texas		77477
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (281) 258-4400

(Former Name or Former Address, if Changed Since Last Report)

1160 Dairy Ashford Road, Suite 160

Houston, Texas 77079

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act: None.

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported by SAExploration Holdings, Inc. (“SAExploration,” the “Company,” “we,” “our,” and “us”) on August 27, 2020 (the “Petition Date”), the Company and certain of its wholly-owned direct and indirect subsidiaries (collectively, the “Debtors”) filed voluntary petitions (collectively, the “Petition,” and the cases commenced thereby, the “Chapter 11 Cases”) seeking relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for Southern District of Texas, Houston Division (the “Court”) to pursue a Chapter 11 plan of reorganization (as amended, restated, supplemented or otherwise modified from time to time, the “Plan”) under the caption In re SAExploration Holdings, Inc. et. al (Case No. 20-34306).

Amendment to Restructuring Support Agreement

As previously reported, on the Petition Date, the Company entered into that certain Restructuring Support Agreement (together with all exhibits, annexes and schedules thereto, in each case as amended, restated, supplemented or otherwise modified from time to time, the “Restructuring Support Agreement”) with (i) the lenders (the “ABL Lenders”) of 100% of the advances under that certain Third Amended and Restated Credit and Security Agreement, dated as of September 26, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “ABL Credit Agreement”), by and among SAExploration, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company, the Company, the other guarantors party thereto, Cantor Fitzgerald Securities, as administrative agent and collateral agent, and the lenders party thereto, (ii) the lenders (the “Term Loan Lenders” and collectively with the ABL Lenders, the “Supporting Lenders”) of approximately 82.4% of the advances under that certain Term Loan and Security Agreement, dated as of June 29, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Credit Agreement”), by and among the Company, the guarantors party thereto, Delaware Trust Company, as administrative agent and collateral agent, and the lenders party thereto, and (iii) holders (the “Supporting Noteholders” and collectively with the Supporting Lenders, the “Supporting Parties”) of 100% of the outstanding principal amount of those certain 6.00% Senior Secured Convertible Notes due 2023 (the “Convertible Notes”) issued under that certain Senior Secured Convertible Notes Indenture, dated as of September 26, 2018, by and among the Company, the guarantors party thereto, and Wilmington Savings Funds Society, FSB, as trustee and collateral trustee. Capitalized terms used in this section but not otherwise defined herein shall have the meanings ascribed to such terms in the Restructuring Support Agreement.

On November 1, 2020, the Debtors entered into that certain Amendment to the Restructuring Support Agreement by and among the Debtors and certain of the Supporting Parties party thereto (the “RSA Amendment”). Pursuant to the RSA Amendment, the Debtors and the Supporting Parties party thereto agreed to amend the Restructuring Support Agreement to, among other things, revise certain milestones for the progress of the Chapter 11 Cases to provide that (i) the Court shall have entered an order provisionally approving the disclosure statement with respect to the Plan by November 5, 2020, (ii) the Court shall have entered the Confirmation Order by December 17, 2020 and (iii) the Effective Date (as defined in the Plan) shall have occurred by December 31, 2020.

As amended, the Restructuring Support Agreement contemplates that the Company will enter into certain restructuring transactions in accordance with the Plan, including, among other things, (i) the entry into a first lien exit term loan facility (the “First Lien Exit Facility”) in an aggregate principal amount of $15 million, on the terms set forth in the term sheet attached to the Restructuring Support Agreement, (ii) the conversion of the ABL Credit Facility into a new second lien exit facility (“Second Lien Exit Facility”) in an aggregate principal amount of $20.5 million with the existing lenders under the ABL Credit Facility, and (iii) a rights offering (the “Rights Offering”) pursuant to which all eligible holders of loans under the ABL Credit Agreement and loans under the Term Loan Credit Agreement will be offered the opportunity to purchase (the

“Subscription Rights”) loans to be advanced under the First Lien Exit Facility (the “First Lien Term Loans”) and new shares of common stock (the “New Common Shares”) in the reorganized Company for an aggregate purchase price of $15 million, with the Rights Offering being backstopped pursuant to the Backstop Agreement (as defined below). The New Common Shares to be issued pursuant to the Rights Offering (the “New First Lien Exit Facility Equity”) will constitute 95% of the New Common Shares as of the Effective Date, subject to dilution only by the Management Incentive Plan (as defined below).

Amendment to Backstop Commitment Agreement

As previously reported, on the Petition Date, the Company entered into that certain Backstop Commitment Agreement (together with all exhibits, annexes and schedules thereto, in each case as amended, restated, supplemented or otherwise modified from time to time, the “Backstop Agreement”) with the Supporting Parties (the “Backstop Parties”), pursuant to which the Backstop Parties agreed to backstop $15 million of the Rights Offering. Capitalized terms used in this section but not otherwise defined herein shall have the meanings ascribed to such terms in the Backstop Agreement.

On November 1, 2020, the Debtors entered into that certain Amendment to the Backstop Commitment Agreement by and among the Debtors and certain of the Backstop Parties party thereto (the “Backstop Amendment”). Pursuant to the Backstop Agreement, as amended by the Backstop Amendment, the Backstop Parties party to the Backstop Amendment have agreed, severally and not jointly, to (i) not exercise, and not permit any of their controlled affiliates to exercise, any Subscription Rights that are issued to them pursuant to the Rights Offering and (ii) purchase (A) First Lien Term Loans in an aggregate principal amount equal to such Backstop Party’s Backstop Percentage (as set forth in the Backstop Agreement) of the aggregate principal amount of First Lien Term Loans, if any, that have not been subscribed for and purchased in the Rights Offering and (B) a number of New Common Shares equal to its Backstop Percentage of the aggregate number of New Common Shares, if any, that have not been subscribed for and purchased in the Rights Offering at the purchase price set forth in the Backstop Agreement.

As consideration for the backstop commitment by the Backstop Parties party to the Backstop Amendment, a backstop commitment premium will be payable to such Backstop Parties equal to (a) a number of New Common Shares equal to 2.5% of the outstanding New Common Shares to be issued by the reorganized Company (“First Lien Exit Facility Put Option Premium”), subject to dilution only by the post-Effective Date management incentive plan (the “Management Incentive Plan”), pursuant to which New Common Shares in the aggregate amount of 9% of the New Common Shares (on a fully diluted basis as of the Effective Date) shall be reserved and allocated as part of the compensation provided to the reorganized Company’s management, or (b) cash in the aggregate amount of $850,000, if the Backstop Agreement is terminated in certain circumstances.

Revised Plan and Disclosure Statement

In connection with the RSA Amendment and Backstop Amendment, on November 1, 2020, the Company filed the Debtors’ Second Amended Chapter 11 Plan of Reorganization (the “Second Amended Plan”) and the Third Amended Disclosure Statement (the “Third Amended Disclosure Statement” and together with the Second Amended Plan, the “Revised Plan and Disclosure Statement”) with the Court.

The Revised Plan and Disclosure Statement provide, among other things, for the modification of the treatment of certain claims and interests under the Second Amended Plan. Under the Second Amended Plan:

•

Claims relating to the ABL Credit Agreement will be allowed in the aggregate amount of $20.5 million, plus any accrued and unpaid prepetition and postpetition interest thereon. Each such holder of such a claim will receive (i) its pro rata share of participation in the Second Lien Exit Facility in an amount equal to such allowed claim; (ii) the right to purchase pursuant to the Rights Offering up to its pro rata share (measured by reference to the aggregate amount of allowed claims relating to the ABL Credit Agreement and the aggregate amount of allowed claims relating to the Term Loan Credit Agreement) of (A) the First Lien Term Loans and (B) the New First Lien Exit Facility Equity; and (iii) the payment in full in cash on the Effective Date of all accrued and unpaid prepetition and postpetition interest under the ABL Credit Agreement.

•

Holders of claims relating to the Term Loan Credit Agreement will be allowed in the aggregate amount of $29.0 million, plus any accrued and unpaid interest thereon. Each such holder will receive (i) its pro rata share of 100% of the New Common Shares to be issued by the reorganized Company under the Plan, subject to dilution by the (a) New First Lien Exit Facility Equity, (b) New Common Shares issued pursuant to the First Lien Exit Facility Put Option Premium, and (c) awards related to the New Common Shares issued under the Management Incentive Plan, and (ii) the right to purchase pursuant to the Rights Offering up to its pro rata share (measured by reference to the aggregate amount of allowed claims relating to the ABL Credit Agreement and the aggregate amount of allowed claims relating to the Term Loan Credit Agreement) of (A) the First Lien Term Loans and (B) the New First Lien Exit Facility Equity.

•

Claims relating to the Convertible Notes will be discharged, canceled, released and extinguished as of the Effective Date and will be of no further force or effect, and holders of claims relating to the Convertible Notes will not receive any distribution on account of such claims relating to the Convertible Notes.

•

General unsecured claims will be discharged, canceled, released and extinguished as of the Effective Date and will be of no further force and effect, and holders of general unsecured claims shall not receive any distribution on account of such general unsecured claims.

•

Existing common stock and warrants to purchase common stock of the Company will be extinguished, and existing equity holders will not receive or retain any distribution, property or other value on account of or consideration in respect of their equity interests.

Copies of the RSA Amendment, the Backstop Amendment, the Second Amended Plan and the Third Amended Disclosure Statement are attached as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively, to this Current Report on Form 8-K. The foregoing descriptions of the RSA Amendment, the Backstop Amendment, the Second Amended Plan and the Third Amended Disclosure Statement are only summaries, do not purport to be complete and are qualified in their entirety by reference to the RSA Amendment, the Backstop Amendment, the Second Amended Plan and the Third Amended Disclosure Statement.

Item 8.01.	Other Events.

The Company cautions that trading in the Company’s securities during the pendency of the anticipated Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the anticipated Chapter 11 Cases.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical facts included in this Current Report on Form 8-K are forward looking statements. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected.

Among those risks, trends and uncertainties are: (i) the Company’s ability to obtain Court approval with respect to motions or other requests made to the Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession; (ii) the ability of the Company and its subsidiaries to negotiate, develop, confirm and consummate a plan of reorganization; (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents; (iv) Court rulings in the Chapter 11 Cases in general; (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings; (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate a plan of reorganization; (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations; (viii) increased advisory costs to execute the Company’s reorganization; (ix) the impact on the Company’s ability to access the public capital markets; and (x) other factors disclosed by the Company from time to time in its filings with the Securities and Exchange Commission, including those described under the caption “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. We do not intend to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Amendment to Restructuring Support Agreement dated as of November 1, 2020.

10.2	Amendment to Backstop Commitment Agreement dated as of November 1, 2020.

10.3	Debtors’ Second Amended Chapter 11 Plan of Reorganization dated November 1, 2020.

10.4	Third Amended Disclosure Statement dated November 1, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 4, 2020

SAEXPLORATION HOLDINGS, INC.

/s/ John A. Simmons
John A. Simmons
Chief Financial Officer and Vice President